UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4526

Name of Registrant:	Vanguard Quantitative Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - September 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Growth and Income Fund

› Annual Report

September 30, 2005

>	During the 12 months ended September 30, 2005, Vanguard Growth and Income Fund produced returns that were roughly in line with those of the benchmark S&P 500 Index and topped the returns of the average competitor.

>	The fund produced solid returns in the first half of the fiscal year, faltered at the midway point, then mounted a recovery.

>	Stocks in the technology, integrated oils, utilities, and health care sectors drove positive performance.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund's After-Tax Returns	25
About Your Fund's Expenses	26
Trustees Renew Advisory Agreement	28
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005
Vanguard Growth and Income Fund
Investor Shares	12.2%
Admiral™Shares[1]	12.4
S&P 500 Index	12.3
Average Large-Cap Core Fund[2]	11.5
Dow Jones Wilshire 5000 Index	14.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains

Growth and Income Fund
Investor Shares	$28.31	$31.29	$0.460	$0.000
Admiral Shares	46.25	51.12	0.832	0.000

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard Growth and Income Fund returned 12.2% for the 2005 fiscal year, and the Admiral Shares returned 12.4%. These results were nearly identical to the 12.3% gain of the benchmark Standard & Poor’s 500 Index.

Your fund bested the average result of competing large-capitalization core mutual funds but trailed the returns of the broad market, as measured by the Dow Jones Wilshire 5000 Composite Index. The tables on page 1 show the total returns for the fund and its comparative standards, and also list the fund’s distributions to shareholders in the 2005 fiscal year.

For those who hold fund shares in a taxable account, page 25 shows after-tax returns for investors in the highest tax bracket.

Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the 12 months to produce strong gains, although it encountered some occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the pillar of the economy—could continue to withstand both persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns of small- and mid-cap stocks outpaced those of large-cap issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth). International stocks, particularly in emerging markets, delivered outstanding returns relative to those of U.S. stocks.

Bonds continued to show a ‘flattening’ yield trend

In the fixed income market, short-term interest rates rose sharply while rates of the longest-term bonds fell. This unusual pattern led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, this flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%
Russell 2000 Index (Small-caps)	18.0	24.1	6.4
Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5
MSCI All Country World Index ex USA (International)	29.5	27.2	4.8
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%
Lehman Municipal Bond Index	4.0	4.2	6.3
Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3
CPI
Consumer Price Index	4.7%	3.2%	2.7%

The Federal Reserve Board raised its target federal funds rate eight times over the fiscal year, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield of the 10-year Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced higher returns than Treasury and investment-grade corporate bonds.

For the fund, stock selection boosted returns in three sectors

The Growth and Income Fund’s investment advisor, Franklin Portfolio Associates, employs a quantitative strategy to pursue its goal of outperforming the S&P 500 Index. The advisor uses computer models to keep the fund’s sector weightings and risk profile close to those of the S&P 500. Thus, the key to your fund’s performance relative to the benchmark is stock selection—the advisor’s success in identifying which stocks to buy and which to avoid.

Although the fund’s returns remained in line with those of the S&P 500 in the fiscal year, the advisor’s stock selection was particularly beneficial in three sectors. In the health care group, strong returns from drug wholesalers, health insurers, and biotech firms more than offset disappointing results from large pharmaceutical companies. The fund’s technology holdings outperformed the index tech stocks on the strength of several chipmakers, as well as a large position in Apple Computer, which climbed more than 175% during the period. The fund’s utilities position, though small, produced stellar results as electric and diversified utility companies benefited from the expanding economy’s strong power demand.

Though the fund generally stays close to the S&P 500‘s sector weightings, the advisor held an overweighted position in the integrated oils sector. This strategy allowed the fund to benefit from soaring energy prices and produced robust 12-month returns.

Weakening consumer spending hurt returns in several industries. Among the hardest-hit businesses were discount retailers, and their stocks created a drag on the fund’s consumer discretionary holdings. The highly publicized woes of companies in the auto & transportation group made it the fund’s weakest sector in the fiscal year. In addition, poor stock selection in the consumer staples sector dampened the fund’s performance relative to the benchmark. For additional details on the fund’s holdings and positions, see the Advisor’s Report, which begins on page 7.

Over the long term, the fund has an edge over the S&P 500

The objective of the Growth and Income Fund is to outperform the S&P 500 Index over time while taking on little additional risk. Looking at short periods, such as a single fiscal year, shows only that sometimes the fund nearly matches the index (as it did in fiscal 2005), sometimes it trails the index, and sometimes it comes out ahead. Panning out to a broader, long-term view, you’ll see that the fund has marginally outperformed the S&P 500 over many years. During the ten years that ended September 30, 2005, the fund averaged an annual return of 9.9%, compared with 9.5% for the S&P 500.

The fund has fared even better in comparison with its peers. The table below shows that a hypothetical investment of $10,000 made a decade ago in the Growth and Income Fund would have grown to $25,612 by September 30. The same investment in the average peer fund would have grown to $21,543. The long-term success of the Growth and Income Fund over its peers can be credited to a combination of the advisor’s stock selection and the fund’s low expenses.

Total Returns	Ten Years Ended September 30, 2005
	Average	Final Value of a $10,000
	Annual Return	Initial Investment

Growth and Income Fund Investor Shares	9.9%	$25,612
S&P 500 Index	9.5	24,755
Average Large-Cap Core Fund	8.0	21,543
Dow Jones Wilshire 500 Index	9.4	24,619

A balanced portfolio can cushion a bumpy ride

Over the past fiscal year, the economy has experienced rocketing oil prices, devastation wrought by hurricanes, and financial markets made jittery with uncertainty. How will these events continue to unfold? How will stocks and bonds be affected? The answers to these questions are unclear. But the best way to be prepared is simple: Maintain a mix of broadly diversified stock, bond, and money market funds that are appropriate for your goals, time horizon, and risk tolerance. Then stay the course.

A balanced portfolio can provide cushioning when one asset class hits a bump in the road, making it easier to ride out the rough patches. The Growth and Income Fund can play a key role as a core holding in such a balanced investment strategy.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 12, 2005

Expense Ratios:[1] Your fund compared with its peer group	Investor Shares	Admiral Shares	Average Large-Cap Core Fund
Growth and Income Fund	0.40%	0.23%	1.45%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

6

Advisor’s Report

Over the fiscal year ended September 30, 2005, Vanguard Growth and Income Fund’s Investor Shares returned 12.2%, slightly trailing the return of the benchmark S&P 500 Index but exceeding the average gain of large-capitalization core funds.

Investment perspective
During the fiscal year, investment returns for U.S. stocks were quite good, considering the challenges facing the economy. Energy prices were high, with U.S. refining capacity and natural gas production in the Gulf of Mexico hampered by hurricane damage late in the period. The Federal Reserve Board clearly demonstrated that its concerns about inflation were at least on a par with its concerns about economic growth, indicating that it will continue to raise its target for short-term interest rates in the near term. Given that the so-called “core” rate of inflation (a measure that excludes the volatile prices of energy and food) appears contained—and that energy and food prices are more sensitive to exogenous shocks than to interest rate increases—continued tightening may be a controversial path for the Fed to maintain.

Fortunately, the latest employment numbers remained strong (after adjusting for the regional impact of the hurricanes). Continued economic growth through the end of the 2005 calendar year and into 2006 is likely, though the effect of higher winter heating costs and gasoline prices on consumer spending could eventually result in an economic slowdown.

While corporate balance sheets and earnings growth remained strong in fiscal 2005 (with exceptions in certain industries, such as airlines and automobiles), there were still no signs of significant increases in companies’ capital expenditures or risk-taking in general. This may be a rational response to the lack of growth in demand outside of the United States, but it is certainly not typical behavior at this point in the business cycle. The stimulative effects of federal deficit spending may be taking the place of late-cycle corporate investment in plant, equipment, and personnel that often characterizes an extended economic expansion. Overall, the U.S. economy has demonstrated remarkable resilience, and the stock market has held up very well despite the many challenges.

On the political front, the midterm 2006 elections are looming for members of Congress. Republicans seeking reelection must overcome voters’ negative perceptions of several events associated with the Bush administration, such as the ongoing war in Iraq, the disappointing federal response to Hurricane Katrina, and the administration’s failed bid to transform Social Security. In addition, some prominent Republican congressmen are facing charges of wrongdoing. These challenges introduce the possibility of a change in the congressional balance of power next year, which could potentially impact policies affecting business and investments, especially if the Bush administration does not enjoy widespread public support.

Our successes
The fund’s holdings in health care and basic materials performed well during the 12 months, with strong corporate earnings and price momentum producing winners as the fiscal year progressed. Specific stocks that generated positive industry-adjusted returns included Johnson & Johnson (drugs and medical products), Apple Computer (computers and iPod music players), Phelps Dodge (mining and metals), KB Home (construction), Nucor (mining), Gilead Sciences (biotechnology, with a focus on therapeutics), and Edison International (electric utilities). In addition, relative to the S&P 500 Index, the fund benefited from being underweighted in some of the period’s poorer performers, including JPMorgan Chase, Fannie Mae, and Dell.

While we minimize sector “tilts” (measured as the difference between a sector’s weighting in the fund and its weighting in the S&P 500), we do not force them to zero. During the fiscal year, our small overweighting of the energy sector and our underweighting of transportation stocks helped the fund’s relative returns.

Our shortfalls
The Growth and Income Fund’s Investor Shares slightly underperformed the unmanaged S&P 500 Index in fiscal 2005. There was a significant change in the factors driving successful stock selection in the second half of the fiscal year, with valuation factors becoming significantly less effective in forecasting stock returns and momentum factors—particularly price momentum—coming to the forefront.

In general, the pockets of poor performance were attributable to stocks in the portfolio that had reasonable valuations but lacked exceptional momentum characteristics. Holdings that detracted from the fund’s results included Zimmer Holdings (orthopedic reconstructive implants), Symantec (Internet security technology), Countrywide Financial (mortgage lending), and Kimberly-Clark (home products). In addition, not holding Hewlett-Packard, a strong performer in the period, also hurt.

The fund’s positioning
We continue to focus on our investment discipline as it applies to stock selection, portfolio construction, and implementation, and we believe that the Growth and Income Fund is well positioned to achieve its goal of outperforming the S&P 500 Index without increasing the level of investment risk. The fund remains fully invested in those stocks that we consider to be the most undervalued, and the portfolio risk is focused on exposure to characteristics we believe are unrewarded. We believe that the Growth and Income Fund continues to be an excellent choice for investors seeking diversified exposure to large-cap U.S. equities.

John S. Cone, CFA, President
and Chief Executive Officer
Franklin Portfolio Associates, LLC
October 12, 2005

Fund Profile
As of September 30, 2005

Portfolio Characteristics	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	122	500	4,967
Median Market Cap	$35.1B	$51.5B	$27.0B
Price/Earnings Ratio	14.8x	17.9x	21.1x
Price/Book Ratio	2.6x	2.8x	2.8x
Yield		1.8%	1.6%
Investor Shares	1.5%
Admiral Shares	1.7%
Return on Equity	19.4%	19.0%	17.7%
Earnings Growth Rate	13.7%	12.6%	9.1%
Foreign Holdings	0.0%	0.0%	2.2%
Turnover Rate	84%	—	—
Expense Ratio		—	—
Investor Shares	0.40%
Admiral Shares	0.23%
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)	Fund	Comparative Index[1]	Broad Index[2]
Auto & Transportation	4%	2%	2%
Consumer Discretionary	15	12	15
Consumer Staples	6	8	7
Financial Services	20	21	22
Health Care	13	13	12
Integrated Oils	10	7	5
Other Energy	1	4	5
Materials & Processing	3	3	4
Producer Durables	5	4	5
Technology	15	14	13
Utilities	5	7	6
Other	3	5	4

Volatility Measures	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.97	1.00	0.96	1.00
Beta	0.96	1.00	0.94	1.00

Ten Largest Holdings[3] (% of total net assets)
ExxonMobil Corp.	oil	5.2%
Bank of America Corp.	banking	3.0
Intel Corp.	electronics	2.9
Johnson & Johnson	pharmaceuticals	2.8
General Electric Co.	conglomerate	2.7
Chevron Corp.	energy and utilities	2.5
ConocoPhillips Co.	energy and utilities	2.4
Home Depot, Inc.	retail	2.2
Pfizer Inc.	pharmaceuticals	2.0
Gilead Sciences, Inc.	pharmaceuticals	1.9
Top Ten		27.6%

1	S&P 500 Index.
2	Dow Jones Wilshire 5000 Index.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 30 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1995–September 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended September 30, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Growth and Income Fund Investor Shares	12.20%	-1.14%	9.86%	$25,612

Dow Jones Wilshire 5000 Index	14.65	-0.53	9.43	24,619

S&P 500 Index	12.25	-1.49	9.49	24,755

Average Large-Cap Core Fund[1]	11.54	-3.01	7.98	21,543

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Growth and Income Fund Admiral Shares	12.39%	1.96%	$108,868

Dow Jones Wilshire 5000 Index	14.65	3.12	114,393

S&P 500 Index	12.25	1.32	105,918

1	Derived from data provided by Lipper Inc.
2	May 14, 2001.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

Fiscal-Year Total Returns (%): September 30, 1995–September 30, 2005

[Dark Gray]—Growth and Income Fund Investor Shares
[Light gray]—S&P 500 Index

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (98.7%)(1)
Auto & Transportation (3.6%)
Norfolk Southern Corp.	1,358,900	55,117
Harley-Davidson, Inc.	1,022,200	49,515
PACCAR, Inc.	683,300	46,389
CSX Corp.	988,700	45,955
*^The Goodyear Tire &Rubber Co.	2,407,900	37,539
Southwest Airlines Co.	1,847,600	27,437
Consumer Discretionary (14.6%)		261,952
Home Depot, Inc.	4,139,800	157,892
The Walt Disney Co.	4,923,500	118,804
Cendant Corp.	5,118,100	105,638
Wal-Mart Stores, Inc.	2,122,600	93,012
Kimberly-Clark Corp.	1,516,000	90,247
NIKE, Inc. Class B	1,049,800	85,748
Black & Decker Corp.	1,044,100	85,710
Viacom Inc. Class B	1,623,400	53,588
The News Corp., Inc.	3,301,900	51,477
Marriott International, Inc.Class A	773,400	48,724
Darden Restaurants Inc.	1,397,600	42,445
Waste Management, Inc.	1,337,200	38,257
Dollar General Corp.	1,550,000	28,427
R.R. Donnelley & Sons Co.	592,300	21,957
Staples, Inc.	951,100	20,277
Costco Wholesale Corp.	165,500	7,131
Sabre Holdings Corp.	151,200	3,066
Robert Half International, Inc.	21,600	769
Consumer Staples (5.4%)		1,053,169
The Coca-Cola Co.	2,905,400	125,484
General Mills, Inc.	2,052,000	98,906
PepsiCo, Inc.	1,336,900	75,816
The Pepsi Bottling Group, Inc.	1,141,000	32,576
Safeway, Inc.	835,300	21,384
The Clorox Co.	243,100	13,502
Brown-Forman Corp. Class B	129,800	7,728
UST, Inc.	170,900	7,154
Albertson's, Inc.	173,200	4,443
Financial Services (20.2%)		386,993
Banks—Outside New York City (8.2%)
Bank of America Corp.	5,156,260	217,079
Wachovia Corp.	2,459,250	117,036
National City Corp.	2,703,300	90,398
SunTrust Banks, Inc.	1,283,400	89,132
Wells Fargo & Co.	1,355,100	79,368

Diversified Financial Services (2.5%)
MetLife, Inc.	1,829,200	91,149
Citigroup, Inc.	1,125,900	51,251
American Express Co.	468,600	26,916
Merrill Lynch & Co., Inc.	210,100	12,890

	Shares	Market Value• ($000)
Finance Companies (0.2%)
Capital One Financial Corp.	142,000	11,292

Financial Data Processing Services (0.5%)
* Fiserv, Inc.	646,600	29,660
Paychex, Inc.	197,300	7,316

Finance Information Services (0.0%)
Equifax, Inc.	42,100	1,471

Financial Miscellaneous (1.1%)
MBNA Corp.	1,655,700	40,796
* Providian Financial Corp.	1,489,000	26,325
MGIC Investment Corp.	137,600	8,834

Insurance—Life (0.7%)
Prudential Financial, Inc.	782,600	52,872

Insurance—Multiline (2.5%)
American International Group, Inc.	1,292,458	80,081
CIGNA Corp.	437,600	51,576
Cincinnati Financial Corp.	754,308	31,598
Allstate Corp.	333,400	18,434

Insurance—Property-Casualty (0.1%)
The Chubb Corp.	76,900	6,886

Savings & Loan (1.5%)
Washington Mutual, Inc.	2,792,500	109,522

Securities Brokers & Services (2.9%)
Countrywide Financial Corp.	2,572,400	84,838
Lehman Brothers Holdings, Inc.	605,700	70,552
Bear Stearns Co., Inc.	361,700	39,697
Charles Schwab Corp.	990,500	14,293
Health Care (13.1%)		1,461,262
Johnson & Johnson	3,233,200	204,597
Pfizer Inc.	5,679,227	141,810
* Gilead Sciences, Inc.	2,875,100	140,190
Merck & Co., Inc.	3,666,100	99,755
* Zimmer Holdings, Inc.	1,293,600	89,116
Becton, Dickinson & Co.	1,633,200	85,629
Aetna Inc.	637,000	54,871
* Caremark Rx, Inc.	1,093,100	54,578
* Amgen, Inc.	603,700	48,097
* Forest Laboratories, Inc.	366,500	14,282
Allergan, Inc.	86,100	7,888
* Hospira, Inc.	187,700	7,690
Quest Diagnostics, Inc.	14,000	708
Integrated Oils (10.1%)		949,211
ExxonMobil Corp.	5,966,636	379,120
Chevron Corp.	2,757,900	178,519
ConocoPhillips Co.	2,488,900	173,999
Other Energy (1.0%)		731,638
* Nabors Industries, Inc.	417,400	29,982
Anadarko Petroleum Corp.	291,400	27,902
Burlington Resources, Inc.	132,400	10,767
* Transocean Inc.	36,200	2,219
Valero Energy Corp.	12,900	1,458
Materials & Processing (3.1%)		72,328
Phelps Dodge Corp.	657,300	85,403
Rohm & Haas Co.	1,306,000	53,716
Nucor Corp.	739,500	43,623
Freeport-McMoRan Copper &Gold, Inc. Class B	441,200	21,438
Avery Dennison Corp.	393,000	20,589
Producer Durables (4.7%)		224,769
Northrop Grumman Corp.	2,130,800	115,809

	Shares	Market Value• ($000)
KB HOME	1,232,100	90,190
Lockheed Martin Corp.	742,600	45,328
KLA-Tencor Corp.	862,900	42,075
Illinois Tool Works, Inc.	199,200	16,400
Ingersoll-Rand Co.	252,200	9,642
Danaher Corp.	177,500	9,555
D. R. Horton, Inc.	160,300	5,806
United Technologies Corp.	86,900	4,505
Technology (15.0%)		339,310
Intel Corp.	8,419,800	207,548
* EMC Corp.	9,737,400	126,002
General Dynamics Corp.	992,000	118,594
* Apple Computer, Inc.	1,927,500	103,333
Motorola, Inc.	4,345,931	96,002
International Business Machines Corp.	1,065,400	85,466
Microsoft Corp.	3,181,226	81,853
* NCR Corp.	2,338,300	74,615
* Network Appliance, Inc.	2,023,700	48,043
National Semiconductor Corp.	1,397,400	36,752
* Jabil Circuit, Inc.	855,100	26,440
Texas Instruments, Inc.	736,600	24,971
* Compuware Corp.	2,109,000	20,035
Hewlett-Packard Co.	649,600	18,968
* Broadcom Corp.	238,900	11,207
* Oracle Corp.	482,400	5,977
Applera Corp.-Applied Biosystems Group	109,800	2,552
* Lucent Technologies, Inc.Warrants Exp. 12/10/07	27,451	26
Utilities (5.2%)		1,088,384
Edison International	2,660,500	125,788
SBC Communications Inc.	3,686,500	88,365
Verizon Communications Inc.	1,569,400	51,304
TXU Corp.	358,300	40,445
CenturyTel, Inc.	732,200	25,612
* CMS Energy Corp.	1,418,300	23,331
Duke Energy Corp.	539,300	15,731
PG&E Corp.	215,100	8,443
Other (2.7%)		379,019
General Electric Co.	5,875,600	197,831
Total Common Stocks (Cost $6,041,317)		7,145,866
Temporary Cash Investments (1.7%)[1]
Money Market Fund (1.7%)
[2] Vanguard Market Liquidity Fund, 3.744%	101,299,712	101,300
[2] Vanguard Market Liquidity Fund, 3.744%—Note G	21,196,800	21,197
		122,497
	Face Amount ($000)
U.S. Government Obligation (0.0%)
U.S. Treasury Bill
[3] 3.399%, 12/15/05	4,905	4,872
Total Temporary Cash Investments (Cost $127,367)		127,369
Total Investments (100.4%) (Cost $6,168,684)		7,273,235
Other Assets and Liabilities (-0.4%)
Other Assets—Note C		49,055
Liabilities—Note G		(81,069)
		(32,014)
Net Assets (100%)		7,241,221

At September 30, 2005, net assets consisted of:[4]	Amount ($000)
Paid-in Capital	6,865,916
Undistributed Net Investment Income	16,902
Accumulated Net Realized Losses	(745,216)
Unrealized Appreciation (Depreciation)
Investment Securities	1,104,551
Futures Contracts	(932)
Net Assets	7,241,221

Investor Shares—Net Assets
Applicable to 166,264,066 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,201,949
Net asset value per share—Investor Shares	$31.29

Admiral Shares—Net Assets
Applicable to 39,891,707 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,039,272
Net asset value per share—Admiral Shares	$51.12

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets. See Note E in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Securities with a value of $4,872,000 have been segregated as initial margin for open futures contracts.
4	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Year Ended
September 30, 2005
($000)

Investment Income
Income
Dividends	132,502
Interest[1]	3,014
Security Lending	10
Total Income	135,526
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,201
Performance Adjustment	422
The Vanguard Group—Note C
Management and Administrative
Investor Shares	17,291
Admiral Shares	1,576
Marketing and Distribution
Investor Shares	803
Admiral Shares	153
Custodian Fees	61
Auditing Fees	18
Shareholders' Reports
Investor Shares	161
Admiral Shares	1
Trustees' Fees and Expenses	12
Total Expenses	26,699
Expenses Paid Indirectly—Note D	(2,067)
Net Expenses	24,632
Net Investment Income	110,894
Realized Net Gain (Loss)
Investment Securities Sold	481,167
Futures Contracts	7,747
Realized Net Gain (Loss)	488,914
Change in Unrealized Appreciation (Depreciation)
Investment Securities	209,086
Futures Contracts	(44)
Change in Unrealized Appreciation (Depreciation)	209,042
Net Increase (Decrease) in Net Assets Resulting from Operations	808,850

1 Interest income from an affiliated company of the fund was $2,893,000.

Statement of Changes in Net Assets

Year Ended September 30,
2005	2004
($000)	($000)

Increase (Decrease) In Net Assets
Operations
Net Investment Income	110,894	89,525
Realized Net Gain (Loss)	488,914	686,802
Change in Unrealized Appreciation (Depreciation)	209,042	115,176
Net Increase (Decrease) in Net Assets Resulting from Operations	808,850	891,503
Distributions
Net Investment Income
Investor Shares	(90,318)	(72,761)
Admiral Shares	(19,654)	(13,705)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(109,972)	(86,466)
Capital Share Transactions—Note H
Investor Shares	(1,169,682)	(37,027)
Admiral Shares	1,088,964	(76,684)
Net Increase (Decrease) from Capital Share Transactions	(80,718)	(113,711)
Total Increase (Decrease)	618,160	691,326
Net Assets
Beginning of Period	6,623,061	5,931,735
End of Period[1]	7,241,221	6,623,061

1 Including undistributed net investment income of $16,902,000 and $15,980,000.

Financial Highlights

Growth and Income Fund Investor Shares

For a Share Outstanding	Year Ended September 30,				Jan. 1 to Sept. 30,[1]	Year Ended Dec. 31,
Throughout Each Period	2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$28.31	$24.91	$20.68	$25.50	$32.06	$37.08
Investment Operations
Net Investment Income	.46	.37	.318	.27	.22	.35
Net Realized and Unrealized Gain (Loss) on Investments	2.98	3.39	4.227	(4.81)	(6.63)	(3.55)
Total from Investment Operations	3.44	3.76	4.545	(4.54)	(6.41)	(3.20)
Distributions
Dividends from Net Investment Income	(.46)	(.36)	(.315)	(.28)	(.15)	(.35)
Distributions from Realized Capital Gains	—	—	—	—	—	(1.47)
Total Distributions	(.46)	(.36)	(.315)	(.28)	(.15)	(1.82)
Net Asset Value, End of Period	$31.29	$28.31	$24.91	$20.68	$25.50	$32.06
Total Return	12.20%	15.12%	22.09%	-18.04%	-20.06%	-8.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,202	$5,780	$5,119	$4,338	$6,382	$8,968
Ratio of Total Expenses to Average Net Assets[2]	0.40%	0.42%	0.46%	0.45%	0.40%[3]	0.38%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.35%	1.39%	1.02%	0.95%[3]	1.02%
Portfolio Turnover Rate[4]	84%	79%	88%	70%	41%	65%

1	The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.03%, 0.01%, and 0.01%.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Growth and Income Fund Admiral Shares

For a Share Outstanding	Year Ended September 30,				May. 14[1] to Sept. 30,
Throughout Each Period	2005	2004	2003	2002	2001[2]

Net Asset Value, Beginning of Period	$46.25	$40.70	$33.78	$41.66	$50.00
Investment Operations
Net Investment Income	.849	.683	.567	.505	.20
Net Realized and Unrealized Gain (Loss)on Investments	4.853	5.530	6.920	(7.877)	(8.29)
Total from Investment Operations	5.702	6.213	7.487	(7.372)	(8.09)
Distributions
Dividends from Net Investment Income	(.832)	(.663)	(.567)	(.508)	(.25)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.832)	(.663)	(.567)	(.508)	(.25)
Net Asset Value, End of Period	$51.12	$46.25	$40.70	$33.78	$41.66
Total Return	12.39%	15.29%	22.29%	-17.95%	-16.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,039	$843	$812	$606	$490
Ratio of Total Expenses to Average Net Assets[3]	0.23%	0.25%	0.31%	0.34%	0.35%[4]
Ratio of Net Investment Income to Average Net Assets	1.68%	1.51%	1.54%	1.17%	1.04%[4]
Portfolio Turnover Rate[5]	84%	79%	88%	70%	41%

1	Inception.
2	The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.03%, and 0.01%.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying notes, which are an integral part of the financial statements.

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Franklin Portfolio Associates, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P 500 Index. For the year ended September 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.09% of the fund’s average net assets, before an increase of $422,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $871,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.87% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2005, these arrangements reduced the fund’s management and administrative expenses by $2,059,000 and custodian fees by $8,000. The total expense reduction represented an effective annual rate of 0.03% of the fund’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2005, the fund had $26,269,000 of ordinary income available for distribution. The fund had available realized losses of $743,271,000 to offset future net capital gains of $1,382,000 through September 30, 2010, and $741,889,000 through September 30, 2011.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $1,104,551,000, consisting of unrealized gains of $1,240,312,000 on securities that had risen in value since their purchase and $135,761,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	305	94,115	(932)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended September 30, 2005, the fund purchased $5,878,901,000 of investment securities and sold $5,955,932,000 of investment securities, other than U.S. government securities and temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2005, was $20,654,000, for which the fund received cash collateral of $21,197,000.

H.     Capital share transactions for each class of shares were:

Year Ended September 30,
2005		2004
Amount	Shares	Amount	Shares
($000)	(000)	($000)	(000)

Investor Shares
Issued	741,054	24,449	988,942	35,497
Issued in Lieu of Cash Distributions	85,823	2,817	69,237	2,479
Redeemed	(1,996,559)	(65,179)	(1,095,206)	(39,314)
Net Increase (Decrease)—Investor Shares	(1,169,682)	(37,913)	(37,027)	(1,338)
Admiral Shares
Issued	1,229,063	24,473	203,525	4,442
Issued in Lieu of Cash Distributions	17,720	356	12,258	268
Redeemed	(157,819)	(3,171)	(292,467)	(6,434)
Net Increase (Decrease)—Admiral Shares	1,088,964	21,658	(76,684)	(1,724)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian, broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $109,972,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares Periods Ended September 30, 2005	One Year	Five Years	Ten Years
Returns Before Taxes	12.20%	-1.14%	9.86%
Returns After Taxes on Distributions	11.95	-1.50	8.30
Returns After Taxes on Distributions and Sale of Fund Shares	8.25	-1.12	7.82

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,042.22	$2.00
Admiral Shares	1,000.00	1,043.08	1.13
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.98
Admiral Shares	1,000.00	1,023.97	1.12

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Agreement

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory agreement with Franklin Portfolio Associates, LLC. The board determined that the retention of Franklin was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of Franklin’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. Franklin has more than 20 years of experience in managing quantitative portfolios and has managed the fund since its inception in 1986. John S. Cone, CFA, is president of Franklin. Mr. Cone has managed the fund since 1999 and has been in investment management since 1982. The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost
The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Franklin in determining whether to approve the advisory fee, because Franklin is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background
In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies
Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.    The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard,
Vanguard.com, and the ship logo are trademarks
Direct Investor Account Services > 800-662-2739	of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2005: $18,000
Fiscal Year Ended September 30, 2004: $18,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2005: $2,152,740
Fiscal Year Ended September 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2005: $382,200
Fiscal Year Ended September 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2005: $0
Fiscal Year Ended September 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2005: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

VANGUARD QUANTITATIVE FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.